UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  March 31, 2006 (January 31, 2006)

DRS TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware

001-08533

13-2632319

(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification Number)

5 Sylvan Way, Parsippany, New Jersey 07054

(Address of principal executive offices)

(973) 898-1500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01               Completion of Acquisition or Disposition of Assets

On February 6, 2006, DRS Technologies, Inc. (“DRS”) filed a Current Report on Form 8-K to report that, on January 31, 2006, DRS, through its wholly owned subsidiary Maxco, Inc., a Missouri corporation (“Maxco”), completed its acquisition of Engineered Support Systems, Inc. (“ESSI”), pursuant to an Agreement and Plan of Merger (the “Merger Agreement”) dated as of September 21, 2005, among DRS, Maxco, and ESSI (the “Merger”). As a result of the Merger, Maxco’s separate corporate existence terminated and ESSI became a wholly-owned subsidiary of DRS.  This Form 8-K/A is being filed in order to present the financial statements described under Item 9.01 of this Current Report.

Item 9.01               Financial Statements and Exhibits

(a)                                  Financial Statements of Businesses Acquired

The Financial Statements and Supplementary Data (which includes the audited consolidated financial statements, including the notes thereto, of ESSI as of and for the fiscal years ended October 31, 2005, 2004 and 2003, and the independent registered public accounting firm’s report related thereto), Item 9A, Controls and Procedures (which includes management’s report on internal controls) and Item 15, Exhibits and Financial Statement Schedules, of the ESSI Annual Report on Form 10-K, are, in each case, set forth in Exhibit 99.3 hereto and incorporated herein by reference.

(b)                                  Pro Forma Financial Information

The unaudited pro forma condensed combined financial statements of DRS and ESSI for the fiscal year ended March 31, 2005 and as of and for the nine months ended December 31, 2005 are, in each case, set forth in Exhibit 99.4 hereto and incorporated herein by reference.

(c)                                  Exhibits

See Exhibits Index hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DRS TECHNOLOGIES, INC.
(Registrant)

Date: March 31, 2006	By:

/s/ Richard A. Schneider
Richard A. Schneider
Executive Vice President, Chief Financial
Officer

Exhibit Index

Exhibit No	Description

2.1

Agreement and Plan of Merger, among DRS Technologies, Inc., Maxco, Inc. and Engineered Support Services, Inc., dated September 21, 2005 (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K (File No. 001-08533), filed by DRS Technologies, Inc. with the U.S. Securities and Exchange Commission on September 23, 2006).*

4.1

Indenture, dated as January 31, 2006, among DRS Technologies, Inc., the Guarantors (as defined therein) and The Bank of New York, as trustee, relating to $350,000,000 aggregate principal amount of 6 5/8% Senior Notes due 2016.*

4.2

Indenture, dated as January 31, 2006, among DRS Technologies, Inc., the Guarantors (as defined therein) and The Bank of New York, as trustee, relating to $250,000,000 aggregate principal amount of 7 5/8% Senior Subordinated Notes due 2018.*

4.3

Indenture, dated as January 31, 2006, among DRS Technologies, Inc., the Guarantors (as defined therein) and The Bank of New York, as trustee, relating to $300,000,000 aggregate principal amount of 2.00% Convertible Senior Notes due 2026.*

4.4

Registration Rights Agreement, dated as of January 31, 2006, by and among DRS Technologies, Inc. and the Initial Purchasers (as defined therein), relating to the $300,000,000 aggregate principal amount of Convertible Senior Notes due 2026.*

4.5	Form of Note for the 6 5/8% Senior Notes due 2016 (Included in Exhibit 4.1 to this Current Report on Form 8-K).*

4.6	Form of Note for the 7 5/8% Senior Subordinated Notes due 2018 (Included in Exhibit 4.2 to this Current Report on Form 8-K).

4.7	Form of Note for the 2.00% Convertible Senior Notes due 2026 (Included in Exhibit 4.3 to this Current Report on Form 8-K).*

10.1

Third Amended and Restated Credit Agreement, dated as of January 31, 2006, by and among DRS Technologies, Inc., the lenders party to the agreement and the lenders who may become party to the agreement, Wachovia Bank, National Association, Bear Stearns Corporate Lending Inc., and Bank of America, N.A., BNP Paribas and Calyon, New York Branch.*

23.1	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm

99.1	Press Release, dated January 31, 2006.*

99.2

The information under the caption “Item 1.01. Entry into a Material Definitive Agreement” in the Current Report on Form 8-K of DRS Technologies, Inc., filed on February 3, 2006 (incorporated herein by reference to the information under the caption “Item 1.01. Entry into a Material Definitive Agreement.” in the Current Report on Form 8-K (File No. 001-08533), filed by DRS Technologies, Inc. with the U.S. Securities Exchange Commission on February 3, 2006).*

99.3

Item 8, Financial Statements and Supplementary Data, (which includes the audited consolidated financial statements, including the notes thereto, of ESSI as of and for the fiscal years ended October 31, 2005, 2004 and 2003, and the independent registered public accounting firm’s report related thereto), Item 9A, Controls and Procedures (which includes management’s report on internal controls) and Item 15, Exhibits and Financial Statement Schedules are incorporated by reference to the Annual Report on Form 10-K of Engineered Support Systems, Inc. for the fiscal year ended October 31, 2005, filed with the U.S. Securities and Exchange Commission on January 9, 2006

99.4	The unaudited pro forma condensed combined financial statements of DRS and ESSI for the fiscal year ended March 31, 2005 and as of and for the nine months ended December 31, 2005.

* Previously filed.